PURCHASE AGREEMENT

         THIS AGREEMENT is executed as of this 14th day of September, 1998, by and between RYAN, BECK & CO., INC., a New Jersey corporation having its principal place of business at 220 South Orange Avenue, Livingston, New Jersey 07039 (the "Seller") and VALLEY NATIONAL BANCORP, a New Jersey corporation with its offices at 1455 Valley Road, Wayne, New Jersey (the "Purchaser").

         THE PARTIES HERETO HEREBY AGREE as follows:


SECTION 1.        Purchase and Sale

         (a) Subject to the terms and conditions contained herein, Seller hereby agrees to sell to Purchaser 223,000 Shares of the Common Stock of Vista Bancorp, Inc. (the "Shares"), and Purchaser hereby agrees to purchase such Shares, at a purchase price equal to $24.75 per share (the "Purchase Price").

         (b)  Purchaser's  purchase of the Shares shall be consummated  upon ten
(10) days written notice to Seller from Purchaser, stating that all conditions precedent to Purchaser's obligations hereunder have been satisfied and specifying a trade date. Purchaser shall be required to provide such notice within five (5) calender days of receipt of the approvals required under Section 4 hereof. Upon such notice, the parties shall execute a trade for the shares on the NASDAQ National Market, according to the rules of such market (the date of such trade referred to herein as the "Closing").


SECTION 2.        Representations and Warranties of Purchaser

         In connection with the sale of the Shares, Purchaser hereby represents to Seller as follows:

         (a) Purchaser is acquiring the Shares for investment purposes, and not with a view to distribution.

         (b) Purchaser has conducted its own financial diligence review of Vista Bancorp, Inc. and the value of the Shares, and has not relied upon any information from or any representations or warranties by Seller regarding the future prospects of Vista Bancorp, Inc. or the value of the Shares.

         (c) Purchaser has full capacity to enter into this Agreement and to perform all of its obligations hereunder.


SECTION 3.  Representations and Warranties of Seller

         In connection with the sale of the Shares, Seller hereby represents to Purchaser as follows:

         (a) Seller has the full capacity to enter into this Agreement and to perform all of its obligations hereunder.

         (b) The best of Seller's knowledge, sale of the Shares by Seller hereunder will comply with all of the laws and regulations applicable to Seller, including those under the rules of the NASD and the rules of the NASDAQ National Market System.


SECTION 4.        Conditions to Seller's Obligations

         In addition to the conditions contained in Section 1(b) above, Seller's obligations hereunder are further expressly conditioned upon satisfaction of each of the following conditions:

         (a) Each representation of Purchaser contained in Section 2 hereof shall be true and correct as of the Closing, and Purchaser shall have delivered to Seller a certificate certifying to such representations and warranties, in form and substance reasonably satisfactory to Seller.

         (b) Seller shall not have determined in its reasonable opinion or in the reasonable opinion of its counsel, that consummation of the transactions contemplated hereunder shall violate any law or regulation to which the Seller is subject.

         (c) Between the date hereof and through the Closing, there shall not exist any of the following: (i) a suspension or material limitation in trading in securities generally on the New York or American Stock Exchanges; or (ii) a general moratorium on commercial bank activities or a general moratorium on the withdrawal of deposits from commercial banks in New York or New Jersey declared by either federal, New Jersey or New York authorities.

         (d) Purchaser shall have received the regulatory approvals required under Section 5 hereof by no later than one hundred and fifty (150) days after the date hereof.


SECTION 5.        Conditions to Purchaser's Obligations

         In connection with the purchase of the Shares, Purchaser is required to obtain certain regulatory approvals, including, specifically, approval of the Federal Reserve Bank of New York under Regulation Y promulgated by the Board of Governors of the Federal Reserve System. Purchaser and Seller acknowledge that Purchaser's obligations hereunder are expressly conditioned upon receipt of such regulatory approval. If, in the reasonable determination of Purchaser, it shall become apparent that Purchaser shall not be able to obtain such regulatory approval, or that such regulatory approval shall contain such restrictions or conditions which shall materially diminish the value of the Shares to Purchaser, Purchaser shall promptly provide Seller with written notice of its inability to satisfy the requirements of this Section, and Purchaser and/or Seller shall be entitled to terminate this Agreement, and neither party shall have any continuing obligations to the other hereunder.

         The Purchaser's obligations hereunder are further expressly conditioned upon satisfaction of the following condition:

         (a) Each representation of Seller contained in Section 3 shall be true and correct as of the Closing, and the Seller shall have delivered to the Purchaser a certificate certifying to such representations and warranties in the form and substance reasonably satisfactory to Purchaser.


SECTION 6.        Adjustments to the Purchase Price

         If between the date hereof and the Closing, the outstanding shares of Vista Common Stock shall have been changed into a different number of shares or a different class or security, by reason of any stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of Shares, the number of shares of Vista Common Stock (or any other security into which Vista Common Stock shall have been exchanged) and the Purchase Price for the Shares shall be appropriately adjusted to reflect such stock dividend, stock split, reclassification, recapitalization, merger, combination or exchange of shares.


SECTION 7.        Indemnification

         Purchaser shall indemnify Seller against and hold it harmless from, and shall not assert any claim of liability against Seller for, any and all claims, losses, liabilities, damages, fines, penalties, costs and expenses (including reasonable fees and disbursements of counsel and other experts) resulting from or arising out of any inaccuracy in or breach of any representation made by Purchaser in this Agreement, any failure of Purchaser to perform, any breach or default in the performance by Purchaser of any covenant or agreement made by Purchaser herein.


SECTION 8.        Miscellaneous

         (a) Seller agrees that it will execute and deliver to Purchaser any and all documents, including but not limited to stock certificates and will cause stock certificates to be submitted for transfer into the name of Purchaser as of the settlement date, which may be necessary or appropriate to vest in Purchaser or its designee title to and possession of the Shares.

         (b) Any notice or communication required or permitted to be given hereunder shall be in writing and shall be sent by telecopy, with receipt acknowledged, or mailed by registered mail, return receipt requested, to the address set forth for each party hereto above.

         (c) This Agreement sets forth the entire Agreement between the parties hereto relating to the subject matter hereof and supersedes all prior negotiations between the parties. This Agreement may be modified or amended only by a writing executed by the party effected by such modification or amendment, and compliance with the terms and conditions hereof may be waived only by a writing signed by the party or parties entitled to the benefit of such term or condition.

         (d) This Agreement may not be assigned without the consent of the other party. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (e) This Agreement may be executed in two or more counterparts, all of which, when taken together, shall constitute one and the same instrument.

         (f) This Agreement shall be governed by and construed in accordance with the substantive law of the State of New Jersey, without recognition of the choice of law provisions thereof.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement, or caused this Agreement to be executed by their duly authorized agent, as of the date first set forth above.

                                     SELLER:

                                     RYAN, BECK & CO., INC.


                                        DAVID P. DOWNS
                                     By:----------------------------------------
                                        David P. Downs
                                        Senior Vice President


                                     PURCHASER:

                                     VALLEY NATIONAL BANCORP


                                        GERALD H. LIPKIN
                                     By:----------------------------------------
                                        Gerald H. Lipkin
                                        Chairman and CEO